TRUSTEES POWER OF ATTORNEY


City of Minneapolis

State of Minnesota

         Each of the undersigned, as trustees of the below listed open-end, diversified investment companies that previously have filed registration statements and amendments thereto pursuant to the requirements of the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                              1940 Act
                                                             Reg. Number

    Growth Trust                                              811-07395
    Growth and Income Trust                                   811-07393
    Income Trust                                              811-07307
    Tax-Free Income Trust                                     811-07397
    World Trust                                               811-07399

hereby constitutes and appoints Arne H. Carlson, any other member of the Boards who is not an interested person of the investment manager, and Leslie L. Ogg or any one of these persons individually, as her or his attorney-in-fact and agent, to sign for her or him in her or his name, place and stead any and all further amendments to said registration statements filed pursuant to said Act and any rules and regulations thereunder, and to file such amendments with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to either of them the full power and authority to do and perform each and every act required and necessary to be done in connection therewith.

         Dated the 7th day of January, 2004.


/s/ Arne H. Carlson                           /s/ Stephen R. Lewis, Jr.
----------------------------                  ----------------------------
    Arne H. Carlson                               Stephen R. Lewis, Jr.


/s/ Philip J. Carroll, Jr.                    /s/ Alan G. Quasha
----------------------------                  ----------------------------
    Philip J. Carroll, Jr.                        Alan G. Quasha


/s/ Livio D. DeSimone                         /s/ Stephen W. Roszell
----------------------------                  ----------------------------
    Livio D. DeSimone                             Stephen W. Roszell


/s/ Barbara H. Fraser                         /s/ Alan K. Simpson
----------------------------                  ----------------------------
    Barbara H. Fraser                             Alan K. Simpson


/s/ Heinz F. Hutter                           /s/ Alison Taunton-Rigby
----------------------------                  ----------------------------
    Heinz F. Hutter                               Alison Taunton-Rigby


/s/ Anne P. Jones                             /s/ William F. Truscott
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    Anne P. Jones                                 William F. Truscott